LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED MARCH 16, 2011

TO THE PROSPECTUS DATED FEBRUARY 28, 2011 OF

Legg Mason Western Asset SMASh Series M Fund

Legg Mason Western Asset SMASh Series C Fund

Legg Mason Western Asset SMASh Series EC Fund

The following information supplements and, to the extent inconsistent therewith, supersedes the information contained in the sections of the Prospectus titled “Certain risks” with respect to Legg Mason Western Asset SMASh Series C Fund and Legg Mason Western Asset SMASh Series EC Fund:

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

The following information supplements and, to the extent inconsistent therewith, supersedes the information contained in the section of the Prospectus titled “More on the funds’ investment strategies, investments and risks - More on risks of investing in the fund”:

Risk of investing in fewer issuers (all funds). Each of SMASh Series C Fund and SMASh Series EC Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent a fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

FDXX013400

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